QuickLinks -- Click here to rapidly navigate through this document

Exhibit (a)(1)(Z)

        Amended and Restated Letter of Transmittal

to
Tender Shares of Common Stock
(including the Associated Series A Participating Preferred Stock Purchase Rights)
of
ELKCORP

PURSUANT TO THE AMENDED AND RESTATED OFFER TO PURCHASE
DATED FEBRUARY 12, 2007
AT
$43.50 NET PER SHARE
(CUSIP Number of Class of Securities: 287456107)

by
BMCA ACQUISITION SUB INC.,
a wholly-owned subsidiary of
BMCA ACQUISITION INC.

          THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY, FEBRUARY 21, 2007, UNLESS THE OFFER IS EXTENDED.

The Depositary For The Offer Is:

THE BANK OF NEW YORK

By Mail: The Bank of New York Reorganization Services P.O. Box 859208 Braintree, MA 02185-9208	By Overnight Courier: The Bank of New York Reorganization Services 161 Bay State Drive Braintree, MA 02184	By Hand: The Bank of New York Reorganization Services 101 Barclay Street, 1-E Receive and Deliver Window New York, NY 10286
By Facsimile Transmission: (For Eligible Institutions Only)
(781) 380-3388
To Confirm Facsimile Only:
(781) 843-1833 Ext. 200

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as Name(s) appear(s) on Stock Certificate(s))	Stock Certificate(s) Tendered (Attach additional list if necessary)

	Stock Certificate Number(s)*	Total Number of Shares Evidenced by Stock Certificate(s)*	Number of Shares Tendered**

Total Shares

*	Need not be completed by Stockholders tendering Shares by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all Shares evidenced by any Stock Certificates delivered to the Depositary are being tendered. See Instruction 5.

        DELIVERY OF THIS AMENDED AND RESTATED LETTER OF TRANSMITTAL (THE "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY FOR THE OFFER. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        THIS LETTER OF TRANSMITTAL IS TO BE COMPLETED BY STOCKHOLDERS EITHER IF CERTIFICATES EVIDENCING SHARES (AS DEFINED BELOW) ARE TO BE FORWARDED HEREWITH OR IF DELIVERY OF SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY (THE "BOOK-ENTRY TRANSFER FACILITY") PURSUANT TO THE BOOK-ENTRY TRANSFER PROCEDURE DESCRIBED IN SECTION 3 OF THE OFFER TO PURCHASE (AS DEFINED BELOW). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

        PARTICIPANTS IN THE ELKCORP EMPLOYEE STOCK OWNERSHIP PLAN (THE "ESOP") MUST TENDER THEIR SHARES HELD INDIRECTLY IN THE ESOP THROUGH THE AMENDED AND RESTATED TRUSTEE DIRECTION FORM, NOT THIS LETTER OF TRANSMITTAL.

        PARTICIPANTS IN THE ELCOR EMPLOYEE STOCK PURCHASE PLAN AND PEAK PERFORMANCE CONTRACTOR PROGRAM (THE "PURCHASE PLANS") WHO WISH TO TENDER SHARES THEY HOLD INDIRECTLY THROUGH SUCH PURCHASE PLANS MUST COMPLETE THE LETTER OF TRANSMITTAL PROVIDED BY MELLON INVESTOR SERVICES LLC ("MELLON") AND DELIVER IT TO MELLON PRIOR TO THE DATE SPECIFIED IN SUCH LETTER OF TRANSMITTAL.

        Holders of outstanding shares of common stock, par value $1.00 per share (the "Shares"), of ElkCorp (the "Company"), (i) if certificates evidencing the Shares are not immediately available, (ii) if Share Certificates (as defined below) and all other required documents cannot be delivered to The Bank of New York (the "Depositary") or (iii) if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date (as defined in the Amended and Restated Offer to Purchase, dated February 12, 2007 (the "Offer to Purchase")), must deliver their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.

  ☐    CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

  Name(s) of Tendering Institution:

Account Number:
Transaction Code Number:

  ☐    CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s):

  Window Ticket Number (if any):

  Date of Execution of Notice of Guaranteed Delivery:

  Name of Institution which Guaranteed Delivery:

  If Delivered by Book-Entry Transfer, Check Box: ☐

Account Number:
Transaction Code Number:

NOTE:    SIGNATURES MUST BE PROVIDED AT THE END OF THIS LETTER OF TRANSMITTAL. PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to BMCA Acquisition Sub Inc., a Delaware corporation (including any successor thereto, "Purchaser"), a wholly-owned subsidiary of BMCA Acquisition Inc. ("Parent"), the above-described shares of common stock, par value $1.00 per share ("Shares") of ElkCorp, a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all of the outstanding Shares, and the associated Series A Participating Preferred Stock purchase rights, at $43.50 per Share, net to the seller in cash (subject to applicable withholding taxes), without interest thereon, upon the terms and subject to the conditions set forth in the Amended and Restated Offer to Purchase, dated February 12, 2007 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Amended and Restated Letter of Transmittal (the "Letter of Transmittal" which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice your rights to receive payment for Shares validly tendered and accepted for payment.

        Subject to, and effective upon, acceptance for payment of Shares tendered herewith, in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after the date of the Offer (collectively, "Distributions") and irrevocably appoints The Bank of New York (the "Depositary") as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and any and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates (as defined below) evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by a Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

        By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of Purchaser as attorneys-in-fact and proxies of the undersigned, in the manner set forth in this Letter of Transmittal, each with full power of substitution, to the full extent of the undersigned's rights with respect to (a) the Shares tendered by the undersigned and accepted for payment by Purchaser and (b) any and all non-cash dividends, distributions, rights or other securities issued or issuable on or after the date of the Offer to Purchase in respect of such tendered and accepted Shares. All such proxies shall be considered coupled with an interest in the tendered Shares. This appointment will be effective if, when and only to the extent that Purchaser accepts such Shares for payment pursuant to the Offer. Upon such acceptance for payment, all prior proxies given by such stockholder with respect to such Shares and other securities will, without further action, be revoked, and no subsequent proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares and other securities for which the appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company's stockholders, and Purchaser reserves the right to require that in order for Shares or other securities to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares. The foregoing proxies are effective only upon acceptance for payment of Shares pursuant to the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer Shares tendered hereby and all Distributions, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances (other than those resulting from action of Purchaser or any of its subsidiaries), and that none of such Shares and Distributions will be subject to any adverse claim (other than those resulting from action of Purchaser or any of its affiliates). The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Purchaser, all Distributions in respect of Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Purchaser in its sole discretion.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns all Shares being tendered.

  SPECIAL PAYMENT INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

              To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned. Or if Shares tendered hereby and delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue ☐  Check ☐  Share Certificate(s) to:

Name:	(Print)
Address:
(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Substitute Form W-9 Included Herein)
☐ Credit Shares delivered by book-entry transfer and not purchased to the Holders Book-Entry Transfer Facility Account.
Account Number

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 6, 7 AND 8)

              To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail ☐  Check ☐  Share Certificate(s) to:

Name:	(Print)
Address:
(Include Zip Code)

  IMPORTANT:
  STOCKHOLDERS
  SIGN HERE (PLEASE COMPLETE
  SUBSTITUTE FORM W-9 INCLUDED HEREIN)

  Signature(s) of Holder(s)

  Date:

  , 200

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing or by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s):	(Please Print)
Capacity (full title):
Address:
(Include Zip Code)
Area Code and Tel. No.:
Tax Identification or Social Security Number:

(SEE SUBSTITUTE FORM W-9
INCLUDED HEREIN)

  GUARANTEE OF SIGNATURE(S)
  (IF REQUIRED—SEE INSTRUCTIONS 1 AND 6)

  FOR USE BY FINANCIAL INSTITUTIONS ONLY.
  PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature:

Name:
(Please Print)
Name of Firm:
Address:	(Include Zip Code)
Area Code and Tel. No.:

     Date:

, 200

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.     Guarantee of Signatures.

        Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

2.     Delivery of Letter of Transmittal and Shares.

        This Letter of Transmittal is to be used if share certificates representing one or more Shares (the "Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date (as defined in the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) Share Certificates representing tendered Shares in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days of the date of execution of such Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND SOLE RISK OF THE UNDERSIGNED, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the undersigned waives any right to receive any notice of the acceptance for payment of the Shares.

3.     ESOP, Company Employee Stock Purchase Plan and Peak Performance Contractor Program.

        This Letter of Transmittal should not be used to tender any Shares owned indirectly through the ESOP. Instead, participants in the ESOP should complete the Amended and Restated Trustee Direction Form (the "Trustee Direction Form") according to its instructions. However, if participants in the ESOP also own shares outside the ESOP, then such participants must complete both the Trustee Direction Form and the Letter of Transmittal if they wish to tender shares from both accounts.

        Participants in the Purchase Plans may use the letter of transmittal provided by Mellon to tender Shares held in their Purchase Plan accounts. In order for Shares to be tendered from the Purchase Plans, participants must complete the letter of transmittal provided by Mellon and deliver it to Mellon prior to the date specified in such letter of transmittal.

4.     Inadequate Space.

        If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

5.     Partial Tenders (not applicable to stockholders who tender by book-entry transfer).

        If fewer than all the Shares represented by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

6.     Signatures on Letter of Transmittal; Stock Powers and Endorsements.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

        If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

        If any of the Shares tendered hereby are registered in names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

        If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such

Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

7.     Stock Transfer Taxes.

        Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

        Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

8.     Special Payment and Delivery Instructions.

        If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

9.     Substitute Form W-9.

        Under the federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number ("TIN") and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Substitute Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. For further information concerning backup withholding see "IMPORTANT TAX INFORMATION" BELOW.

        Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION BELOW AND THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TIN ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

10.   Mutilated, Lost, Stolen or Destroyed Certificates.

        Any holder of a certificate(s) which represented Shares whose certificate(s) has been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company's transfer agent at (800) 851-9677. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

11.   Waiver of Conditions.

        Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its reasonable discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

12.   Requests for Assistance or Additional Copies.

        Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth on the back cover of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

IMPORTANT TAX INFORMATION

        Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service ("IRS") and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

        Certain stockholders (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. In order for a foreign stockholder to qualify as an exempt recipient, such stockholder must submit the appropriate IRS Form W-8, signed under penalties of perjury, attesting to such individual's foreign status. Each IRS Form W-8 is available on the IRS website (www.irs.gov) or can be obtained from the Depositary.

        If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is furnished to the IRS.

        For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the

Substitute Form W-9 if Shares are held in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the form below certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding.

What Number to Give the Depositary

        United States stockholders are required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should check the "Awaiting TIN" box in Part II, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the "Awaiting TIN" box is checked in Part II and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days.

PAYOR'S NAME: The Bank of New York

SUBSTITUTE FORM W-9	Name:
Address:
(number and Street)
(City)(State)(Zip Code)
Department of the	Check appropriate box:
Treasury	Individual/Sole Proprietor	☐	Corporation	☐	Exempt from
Internal Revenue Service	Partnership	☐	Other (specify)	☐	Backup Withholding	☐
Request for Taxpayer	Part I—Please provide your taxpayer or identification number in the space at right. If awaiting TIN, write "Applied For."	SSN: or EIN:
Identification Number (TIN) and	Part II.—Awaiting TIN ☐
Certification	Part III.—Certification
Under penalties of perjury, I certify that:
(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2)    I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a United States person (including a United States resident alien).
Certification Instructions — You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
Sign Here =>	Signature: Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding.

Signature	Date

        Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at the addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at the address and telephone number set forth below. Holders of Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:
D. F. King & Co., Inc.
48 Wall Street
New York, NY 10005
(212) 269-5550
Toll-Free: (888) 628-9011
E-MAIL: info@dfking.com

The Dealer Manager for the Offer is:
Bear, Stearns & Co. Inc.
383 Madison Ave., 8th Floor
New York, NY 10179
(212) 272-5112
Toll-Free: (877) 696-BEAR

QuickLinks

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER